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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                                January 22, 2002
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                           NATIONAL CITY CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                      1-10074                34-1111088
----------------------------     ------------------------      -------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)




1900 East Ninth Street, Cleveland, Ohio                            44114
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(Address of principal executive offices)                        (Zip Code)


                                 (216) 222-2000
         --------------------------------------------------------------
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS

On January 22, 2002, the Registrant issued a news release announcing its financial results for the fourth quarter and fiscal year ended December 31, 2001. This news release, dated January 22, 2002, is attached as Exhibit 99.1 to this report and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1 The Registrant's January 22, 2002 news release announcing its financial results for the fourth quarter and fiscal year ended December 31, 2001.

ITEM 9. REGULATION FD DISCLOSURE

On January 22, 2002, the Registrant distributed to analysts and included on its Web site at www.nationalcity.com the Quarterly and Annual Financial Supplements, which are attached as Annexes A and B, respectively, to this Item 9.

Also on January 22, 2002, the Registrant hosted a conference call to review results for the 2001 fourth quarter and National City's outlook for 2002. The slide presentation used by the Registrant in the conference call is attached as Annex C to this Item 9.

Annexes A through C were prepared to assist investors, financial analysts and other interested parties in their analysis of National City Corporation. These annexes are incorporated herein by reference and have been furnished, not filed.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 23, 2002              By /s/ David L. Zoeller
                                        ----------------------------------
                                        David L. Zoeller
                                        Executive Vice President and General
                                        Counsel